SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 29, 2013

Effective immediately, for the following portfolio:

Diversified Fixed Income Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2013	Senior Vice President and Chief Investment Officer
Andrew Doulos	2013	Vice President and Portfolio Manager
Andrew Sheridan	2013	Vice President and Portfolio Manager

Dated: August 2, 2013